OPPENHEIMER CASH RESERVES

Supplement dated June 29, 2009 to the
Prospectus dated November 28, 2008

This supplement amends the Prospectus of Oppenheimer Cash Reserves (the "Fund") dated November 28, 2008. It replaces the supplement dated March 24, 2009 and is in addition to the supplements dated April 30, 2009 and May 15, 2009.

Effective July 1, 2009, the Prospectus is amended as follows:

1. In the section titled "Fees and Expenses of the Fund," footnote 6 under the chart titled Annual Fund Operating Expenses on page 6 is deleted in its entirety and is replaced by the following:

6.     OppenheimerFunds Distributor, Inc. (the Distributor) has voluntarily agreed to reduce the Distribution and/or Service (12b-1) Fees for each class of shares to be 0.00%. That undertaking may be amended or withdrawn by the Distributor at any time. After the Distributor’s waiver, the "Distribution and/or Service (12b-1) Fees" for Class A, Class B, Class C, and Class N were each 0.00%.

2. In the section titled "Fees and Expenses of the Fund," footnote 7 under the chart titled Annual Fund Operating Expenses on page 6 is deleted in its entirety and is replaced by the following:

7.     "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fees under a voluntary undertaking to the Fund to limit those fees to the lesser of 0.35% of average daily net assets. That undertaking may be amended or withdrawn at any time. For the fiscal year ended July 31, 2008 the Transfer Agent fees did not exceed those expense limitations. Effective January 1, 2009 the Manager has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. That undertaking may be amended or withdrawn at any time.

3. In the section titled "Fees and Expenses of the Fund," footnote 8 under the chart titled Annual Fund Operating Expenses on page 6 is deleted in its entirety and is replaced by the following:

8.     After taking into consideration the waivers of the "Management Fees," "Other Expenses" and "Distribution and/or Service (12b-1) Fees" that are effective as of July 1, 2009, the "Total Annual Operating Expenses" would have been 0.69% for Class A shares, 0.65% for Class B shares, 0.64% for Class C shares and 0.67% for Class N shares, as a percentage of average daily net assets.

4. The section titled "Distribution and Service (12b-1) Plans” on page 31 of the Prospectus is deleted in its entirety and replaced with the following:

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is generally made quarterly at an annual rate of up to 0.20% of the average annual net assets of Class A shares of the Fund. However, effective July 1, 2009, the Distributor has voluntarily agreed to set the rate at 0.00%. When applicable, the Distributor uses the fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for its costs and services in distributing those shares and in maintaining accounts and providing shareholder services. Under the plans, the Fund generally pays the Distributor an asset based sales charge calculated at an annual rate of 0.75% of the daily net assets of Class B and Class C shares and 0.25% of the daily net assets of Class N shares. The Distributor is entitled to receive a service fee of 0.25% per year under the Class B and Class C plans, but the Board of Trustees has not authorized the Fund to pay the service fees on Class B and Class C shares at this time. The Distributor is entitled to receive a service fee of 0.25% per year under the Class N plan. Beginning July 1, 2009, the Distributor has voluntarily decreased the rates for Class B, Class C and Class N shares to 0.00%.

If the Class B and Class C asset-based sales charge and service fee were assessed at the maximum permitted rates, they would increase Class B and Class C annual expenses by 1.00% and would increase the Class N annual expenses by 0.50% calculated on the daily net assets of the class. Because these fees are paid out of the Fund’s assets on an on going basis, if they were charged then over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

If the service fees were currently charged, the Distributor would use them to compensate dealers for maintaining accounts and providing personal services to Class B, Class C, and Class N shareholders. In that case, the Distributor would normally pay dealers the 0.25% Class N service fees in advance for the first year after shares were purchased and then pay that fee periodically.

Class B Shares: At the time of a Class B share purchase, the Distributor generally pays dealers a sales concession of 1.00% of the purchase price from its own resources. The Distributor normally retains the Class B asset based sales charge. Class B shares are not offered to new omnibus group retirement plans. See the Statement of Additional Information for exceptions.
Class C Shares: At the time of a Class C share purchase, the Distributor generally pays dealers a sales concession of 0.25% of the purchase price from its own resources. The Distributor normally retains the asset based sales charge on Class C share purchases during the first year and then pays that fee to the dealer as an ongoing concession. For Class C shares purchases in certain omnibus group retirement plans or through the OppenheimerFunds Record(k)eeper Pro program, the Distributor would normally pay the dealer the asset based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor would normally pay the service fees it receives on those shares to the dealer or to FASCore, LLC for providing shareholder services to those accounts. See the Statement of Additional Information for exceptions to these arrangements.
Class N Shares: At the time of a Class N share purchase, the Distributor generally pays dealers a sales concession of 0.50% of the purchase price from its own resources. The Distributor normally retains the asset based sales charge on Class N shares. For Class N shares purchased in certain omnibus group retirement plans the Distributor would normally offer to pay the dealer the asset based sales charge and service fee during the first year instead of paying a sales concession and the first year’s service fees at the time of purchase. See the Statement of Additional Information for exceptions to these arrangements.

June 29, 2009                                                                                                                   PS0760.035